UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08201

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2010

Date of reporting period: July 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein
Greater China ’97 Fund

July 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 16, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Greater China ’97 Fund (the “Fund”) for the annual reporting period ended July 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies. Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China Governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund may invest in short- or long-term fixed-income securities and will invest only in investment-grade securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index (net and gross) and the Lipper China Region Funds Average (the “Lipper Average”). The MSCI Golden Dragon Index is a composite index consisting of equity securities of companies based in China, Hong Kong and Taiwan. These are the countries in which the great majority of the Fund’s securities are located. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges outperformed its benchmark for the six-month period ended July 31, 2010 but underperformed for the 12-month period ended July 31, 2010. For the 12-month period, stock selection in the materials sector

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	1

detracted the most from performance, due to uncertainty about the pace of the global recovery. An overweight in the financial sector and stock selection in the sector also detracted from performance. Contributing to returns was stock selection in the consumer discretionary sector, including the Fund’s Internet holdings, which were helped by the region’s burgeoning Internet usage. Industrial holdings also contributed to performance.

For the six-month period, performance was led by the Fund’s consumer discretionary holdings. Stock selection in the energy sector was also strong. While an overweight in the materials sector contributed to performance, stock selection in the sector was the main detractor from Fund performance. Financials stocks also weighed on performance.

Market Review and Investment Strategy

The uncertainty which began to creep back into the world’s equity markets in the first quarter of 2010 stepped up in the second quarter, as Europe’s public debt dramas and worries that the US recovery may falter hung over markets. At the same time, investors in the Greater China region feared that China’s central bank may over-tighten interest rates and the Chinese economy may fall short of expectations. In another move to rein in an economy that has been growing a little too swiftly for policy makers’ comfort, the People’s Bank of China announced a 50 basis point hike in the reserve requirement ratio (RRR) for banks in May 2010. This followed small increases in the RRR in January and February and a range of administrative measures to limit loans for second or third home purchases. While moderate deceleration would be welcome to get the Chinese economy on to a more sustainable growth path, investors were unsettled by the possibility of policy over-reach that could result in a sharper slide.

The risk that policy may become too restrictive preoccupied investors during the first six months of 2010 and depressed Greater China equities. The recent research of the Fund’s manager, the Hong Kong/China Portfolio Oversight Group (the “Group”), however, suggests that there are reasons to believe that policy-related worries should begin easing. The economy has been decelerating toward a pace that should comfort policy makers. Closely watched activity gauges such as the monthly manufacturing purchasing manufacturers index and fixed asset investment numbers are moving at slower speeds.

The possibility of spillover from the European debt crisis has reinforced the Group’s view that the authorities are ready, if necessary, to be relatively accommodative. Flexibility and pragmatism have been hallmarks of government policy and the Group believes these attributes should persist during the current economic cycle.

Investors are becoming more discriminating and are gravitating toward stocks exhibiting earnings dependability. The trend is positive for the Fund, as the investment process is devoted to identifying stocks that have the best chance of delivering positive earnings surprises.

2	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Golden Dragon Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index (at 65%) (the MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI Index series). The Lipper China Region Funds Average (the “Lipper Average”) represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. For the six- and 12-month periods ended July 31, 2010, the Lipper Average consisted of 86 and 75 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI Golden Dragon Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Fund’s assets will be invested in Greater China (People’s Republic of China (Mainland), Republic of China (Taiwan) and Hong Kong Special Administrative Region) company securities, and so the Fund is subject to greater risk than a fund with a more diversified portfolio. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Greater China ’97 Fund
Class A	6.83%	6.82%

Class B*	6.46%	6.04%

Class C	6.47%	6.15%

Advisor Class**	7.05%	7.18%

MSCI Golden Dragon Index (net)	5.89%	7.15%

MSCI Golden Dragon Index (gross)	6.14%	7.48%

Lipper China Region Funds Average	7.57%	8.08%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/31/00 TO 7/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Greater China ‘97 Fund Class A shares (from 7/31/00 to 7/31/10) as compared to the performance of the Fund’s benchmark, the MSCI Golden Dragon Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.82%	2.26%
5 Years	11.43%	10.47%
10 Years	8.31%	7.84%

Class B Shares
1 Year	6.04%	2.04%
5 Years	10.61%	10.61%
10 Years(a)	7.69%	7.69%

Class C Shares
1 Year	6.15%	5.15%
5 Years	10.64%	10.64%
10 Years	7.52%	7.52%

Advisor Class Shares†
1 Year	7.18%	7.18%
5 Years	11.74%	11.74%
10 Years	8.65%	8.65%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.02%, 2.92%, 2.88% and 1.87% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 2.50%, 3.20%, 3.20% and 2.20% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2010)
SEC Returns
Class A Shares
1 Year	5.67%
5 Years	9.77%
10 Years	7.47%

Class B Shares
1 Year	5.57%
5 Years	9.95%
10 Years(a)	7.30%

Class C Shares
1 Year	8.60%
5 Years	9.98%
10 Years	7.15%

Advisor Class Shares†
1 Year	10.66%
5 Years	11.05%
10 Years	8.27%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2010		Ending Account Value July 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,068.33	$1,015.17	$9.95	$9.69
Class B	$1,000	$1,000	$1,064.57	$1,011.55	$13.67	$13.32
Class C	$1,000	$1,000	$1,064.74	$1,011.65	$13.57	$13.22
Advisor Class	$1,000	$1,000	$1,070.53	$1,016.66	$8.42	$8.20
*	Expenses are equal to the classes’ annualized expense ratios of 1.94%, 2.67%, 2.65% and 1.64%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GREATER CHINA ’97 FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $59.8

*	All data are as of July 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

July 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
CNOOC Ltd.	$3,892,432	6.5%
Industrial & Commercial Bank of China – Class H	3,628,330	6.1
China Life Insurance Co., Ltd. – Class H	2,802,865	4.7
China Mobile Ltd.	2,540,279	4.2
Taiwan Semiconductor Manufacturing Co., Ltd.	2,261,969	3.8
Sun Hung Kai Properties Ltd.	2,203,117	3.7
BOC Hong Kong Holdings Ltd.	2,152,130	3.6
China Construction Bank Corp. – Class H	2,022,757	3.4
Guangzhou R&F Properties Co., Ltd.	1,543,419	2.6
United Microelectronics Corp.	1,507,381	2.5
	$24,554,679	41.1%

*	Long-term investments.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 37.1%
Capital Markets – 0.7%
Yuanta Financial Holding Co., Ltd.	717,000	$399,166

Commercial Banks – 17.0%
Agricultural Bank of China(a)	566,000	255,766
Bank of Communications Co., Ltd.	697,800	778,334
BOC Hong Kong Holdings Ltd.	837,000	2,152,130
China Construction Bank Corp.– Class H	2,380,000	2,022,757
Industrial & Commercial Bank of China – Class H	4,730,000	3,628,330
Standard Chartered PLC	45,450	1,327,291

		10,164,608

Diversified Financial Services – 1.6%
Hong Kong Exchanges and Clearing Ltd.	58,700	964,441

Insurance – 7.1%
Cathay Financial Holding Co., Ltd.	913,000	1,433,359
China Life Insurance Co., Ltd. – Class H	628,000	2,802,865

		4,236,224

Real Estate Management & Development – 10.7%
Cheung Kong Holdings Ltd.	68,000	821,144
China Overseas Land & Investment Ltd.	243,920	522,828
Guangzhou R&F Properties Co., Ltd.	982,800	1,543,419
Longfor Properties Co., Ltd.	268,000	295,458
Sun Hung Kai Properties Ltd.	150,000	2,203,117
Wharf Holdings Ltd.	191,000	1,045,179

		6,431,145

		22,195,584

Information Technology – 21.5%
Communications Equipment – 1.6%
AAC Acoustic Technologies Holdings, Inc.	232,000	412,647
ZTE Corp. – Class H	176,000	563,591

		976,238

Computers & Peripherals – 2.1%
Compal Electronics, Inc.	963,000	1,259,923

Electronic Equipment, Instruments & Components – 7.6%
Chroma ATE, Inc.	403,764	809,306
Hon Hai Precision Industry Co., Ltd.(a)	360,056	1,450,291
Kingboard Chemical Holdings Ltd.	66,000	305,472
Tripod Technology Corp.	196,000	744,721
Unimicron Technology Corp.(a)	736,000	1,220,637

		4,530,427

Internet Software & Services – 2.6%
Baidu, Inc. (Sponsored ADR)(a)	3,100	252,371
Tencent Holdings Ltd.	67,000	1,292,844

		1,545,215

10	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 7.6%
Powertech Technology, Inc.	97,000	$296,465
Taiwan Semiconductor Manufacturing Co., Ltd.	1,171,714	2,261,969
Trina Solar Ltd. (Sponsored ADR)(a)	22,100	480,454
United Microelectronics Corp.	3,398,000	1,507,381

		4,546,269

		12,858,072

Consumer Discretionary – 8.7%
Automobiles – 0.4%
Great Wall Motor Co., Ltd. – Class H	122,000	243,796

Hotels, Restaurants & Leisure – 1.4%
Ctrip.com International Ltd. (ADR)(a)	5,300	213,378
Sands China Ltd.(a)(b)	389,600	603,942

		817,320

Specialty Retail – 6.3%
Belle International Holdings Ltd.	722,000	1,114,962
Esprit Holdings Ltd.	123,900	780,244
L’Occitane Ltd.(a)	217,750	476,569
Man Wah Holdings Ltd.	629,200	610,772
Zhongsheng Group Holdings Ltd.(a)	528,500	797,428

		3,779,975

Textiles, Apparel & Luxury Goods – 0.6%
Trinity Ltd.	572,000	368,505

		5,209,596

Energy – 8.6%
Oil, Gas & Consumable Fuels – 8.6%
China Shenhua Energy Co., Ltd. – Class H	186,000	718,534
CNOOC Ltd.	2,306,000	3,892,432
PetroChina Co., Ltd. – Class H	438,000	500,450

		5,111,416

Industrials – 7.2%
Electrical Equipment – 0.6%
China High Speed Transmission Equipment Group Co., Ltd.	152,000	347,603

Industrial Conglomerates – 1.5%
Beijing Enterprises Holdings Ltd.	140,000	926,877

Machinery – 0.5%
Yangzijiang Shipbuilding Holdings Ltd.	297,000	317,235

Marine – 2.5%
China Shipping Container Lines Co., Ltd. – Class H(a)	2,020,000	746,692
China Shipping Development Co., Ltd. – Class H	492,000	727,635

		1,474,327

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Transportation Infrastructure – 2.1%
China Merchants Holdings International Co., Ltd.	324,000	$1,228,402

		4,294,444

Telecommunication Services – 5.3%
Diversified Telecommunication Services – 1.0%
China Unicom Hong Kong Ltd.	444,000	605,002

Wireless Telecommunication Services – 4.3%
China Mobile Ltd.	249,500	2,540,279

		3,145,281

Materials – 4.1%
Chemicals – 0.7%
Formosa Plastics Corp.	213,000	444,171

Construction Materials – 0.5%
China Resources Cement Holdings, Ltd.(a)	574,000	280,421

Metals & Mining – 2.9%
Angang Steel Co., Ltd. – Class H	634,000	961,314
Jiangxi Copper Co., Ltd. – Class H	355,000	791,882

		1,753,196

		2,477,788

Consumer Staples – 3.1%
Food Products – 3.1%
China Mengniu Dairy Co., Ltd.	224,000	697,911
China Yurun Food Group Ltd.	303,000	996,765
Wilmar International Ltd.	41,000	189,396

		1,884,072

Utilities – 2.0%
Gas Utilities – 0.9%
Xinao Gas Holdings Ltd.	226,000	535,850

Independent Power Producers & Energy Traders – 1.1%
China Resources Power Holdings Co., Ltd.	294,000	640,736

		1,176,586

Health Care – 1.8%
Health Care Equipment & Supplies – 1.1%
Shandong Weigao Group Medical Polymer Co., Ltd. – Class H	140,000	629,101

Pharmaceuticals – 0.7%
China Shineway Pharmaceutical Group Ltd.	157,000	423,274

		1,052,375

Total Common Stocks (cost $43,043,503)		59,405,214

12	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Information Technology – 0.0%
Kingboard Chemical Holdings Ltd., expiring 10/31/12(a) (cost $546)	7,200	$2,864

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.20%(c) (cost $241,875)	241,875	241,875

Total Investments – 99.8% (cost $43,285,924)		59,649,953
Other assets less liabilities – 0.2%		100,207

Net Assets – 100.0%		$59,750,160

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the market value of this security amounted to $603,942 or 1.0% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2010

Assets
Investments in securities, at value Unaffiliated issuers (cost $43,044,049)	$59,408,078
Affiliated issuers (cost $241,875)	241,875
Foreign currencies, at value (cost $432,406)	432,072
Dividends and interest receivable	133,745
Receivable for capital stock sold	108,402
Receivable for investment securities sold	50,260

Total assets	60,374,432

Liabilities
Payable for investment securities purchased	267,299
Payable for capital stock redeemed	129,542
Audit fee payable	42,824
Advisory fee payable	36,949
Administrative fee payable	27,423
Distribution fee payable	26,810
Transfer Agent fee payable	6,840
Accrued expenses and other liabilities	86,585

Total liabilities	624,272

Net Assets	$59,750,160

Composition of Net Assets
Capital stock, at par	$4,642
Additional paid-in capital	43,324,374
Distributions in excess of net investment income	(10,279)
Accumulated net realized gain on investment and foreign currency transactions	67,153
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	16,364,270

$59,750,160

Net Asset Value Per Share—12 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$33,146,579	2,494,098	$13.29	*

B	$9,576,636	784,715	$12.20

C	$12,974,762	1,066,240	$12.17

Advisor	$4,052,183	296,712	$13.66

*	The maximum offering price per share for Class A shares was $13.88 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2010

Investment Income
Dividends Unaffiliated issuers (net of foreign taxes withheld of $153,849)	$1,431,031
Affiliated issuers	175
Interest	332	$1,431,538

Expenses
Advisory fee (see Note B)	547,377
Distribution fee—Class A	129,441
Distribution fee—Class B	111,437
Distribution fee—Class C	145,620
Transfer agency—Class A	98,691
Transfer agency—Class B	31,477
Transfer agency—Class C	37,716
Transfer agency—Advisor Class	9,942
Administrative	92,921
Custodian	89,399
Legal	73,864
Registration fees	70,372
Audit	43,692
Printing	38,562
Directors’ fees	22,057
Miscellaneous	17,073

Total expenses		1,559,641

Net investment loss		(128,103)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		19,114,539
Foreign currency transactions		57,197
Net change in unrealized appreciation/depreciation of:
Investments		(15,427,361)
Foreign currency denominated assets and liabilities		(3,716)

Net gain on investment and foreign currency transactions		3,740,659

Net Increase in Net Assets from Operations		$3,612,556

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2010		Year Ended July 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(128,103)		$258,029
Net realized gain (loss) on investment and foreign currency transactions	19,171,736		(18,694,037)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(15,431,077)		12,747,177

Net increase (decrease) in net assets from operations	3,612,556		(5,688,831)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(304,414)		(261,260)
Class B	(37,552)		– 0	–
Class C	(48,562)		– 0	–
Advisor Class	(44,194)		(65,684)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(7,355,331)
Class B	– 0	–	(3,011,582)
Class C	– 0	–	(3,923,887)
Advisor Class	– 0	–	(1,073,484)
Capital Stock Transactions
Net increase (decrease)	(56,069,660)		36,901,745

Total increase (decrease)	(52,891,826)		15,521,686
Net Assets
Beginning of period	112,641,986		97,120,300

End of period (including distributions in excess of net investment income and undistributed net investment income of ($10,279) and $212,447, respectively)	$59,750,160		$112,641,986

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Greater China ‘97 Fund, Inc. (the “Fund”), organized as a Maryland corporation on April 30, 1997, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009 and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	17

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

18	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2010:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets
Common Stocks:
Financials	$255,766		$21,939,818		$	– 0	–	$22,195,584
Information Technology	732,825		12,125,247			– 0	–	12,858,072
Consumer Discretionary	2,098,146		3,111,450			– 0	–	5,209,596
Energy	– 0	–	5,111,416			– 0	–	5,111,416
Industrials	– 0	–	4,294,444			– 0	–	4,294,444
Telecommunication Services	– 0	–	3,145,281			– 0	–	3,145,281
Materials	– 0	–	2,477,788			– 0	–	2,477,788
Consumer Staples	– 0	–	1,884,072			– 0	–	1,884,072
Utilities	– 0	–	1,176,586			– 0	–	1,176,586
Health Care	– 0	–	1,052,375			– 0	–	1,052,375
Warrants	2,864		– 0	–		– 0	–	2,864
Short-Term Investments	241,875		– 0	–		– 0	–	241,875

Total Investments in Securities	3,331,476		56,318,477	†		– 0	–	59,649,953
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$3,331,476		$56,318,477		$	– 0	–	$59,649,953

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	19

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

20	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fee and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the daily average net assets of Class A, Class B, Class C and Advisor Class shares, respectively (the “Expense Caps”). The Expense Caps will expire on July 31, 2011 and then may be extended by the Adviser for additional one year terms. For the year ended July 31, 2010, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2010, such fee amounted to $92,921.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $91,863 for the year ended July 31, 2010.

For the year ended July 31, 2010, there was no reduction to the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	21

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,687 from the sale of Class A shares and received $10,218, $11,507 and $4,088 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2010 is as follows:

Market Value July 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2010 (000)	Dividend Income (000)
$ – 0 –	$8,511	$8,269	$242	$0	*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended July 31, 2010 amounted to $187,103, of which $273 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,156,461 and $1,443,536 for Class B and Class C shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by

22	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$60,607,949		$113,848,491
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts) are as follows:

Cost	$44,043,420

Gross unrealized appreciation	$16,502,175
Gross unrealized depreciation	(895,642)

Net unrealized appreciation	$15,606,533

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	23

Notes to Financial Statements

currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

The fund did not engage in derivative transactions for the year ended July 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2010	Year Ended July 31, 2009	Year Ended July 31, 2010	Year Ended July 31, 2009

Class A
Shares sold	884,238	4,387,561	$11,382,758	$42,688,153

Shares issued in reinvestment of dividends and distributions	20,513	838,025	276,520	7,005,894

Shares converted from Class B	80,645	74,155	1,024,877	861,143

Shares redeemed	(4,908,266)	(1,081,117)	(61,602,035)	(12,245,388)

Net increase (decrease)	(3,922,870)	4,218,624	$(48,917,880)	$38,309,802

24	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2010	Year Ended July 31, 2009	Year Ended July 31, 2010	Year Ended July 31, 2009

Class B
Shares sold	86,130	173,357	$1,029,536	$1,671,734

Shares issued in reinvestment of dividends and distributions	2,817	363,151	35,037	2,810,786

Shares converted to Class A	(87,635)	(79,919)	(1,024,877)	(861,143)

Shares redeemed	(256,350)	(346,141)	(3,016,262)	(3,849,970)

Net increase (decrease)	(255,038)	110,448	$(2,976,566)	$(228,593)

Class C
Shares sold	143,041	293,965	$1,693,314	$2,809,393

Shares issued in reinvestment of dividends and distributions	3,574	478,932	44,320	3,692,568

Shares redeemed	(489,469)	(650,535)	(5,735,182)	(7,104,375)

Net increase (decrease)	(342,854)	122,362	$(3,997,548)	$(602,414)

Advisor Class
Shares sold	169,415	636,935	$2,267,051	$6,404,336

Shares issued in reinvestment of dividends and distributions	2,945	120,379	40,692	1,031,650

Shares redeemed	(185,268)	(777,253)	(2,485,409)	(8,013,036)

Net decrease	(12,908)	(19,939)	$(177,666)	$(577,050)

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund has invested approximately 59% of its net assets in China equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund’s portfolio due to this concentration.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	25

Notes to Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility for the year ended July 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$417,417	$370,309
Long-term capital gains	17,305	15,320,919

Total taxable distributions	$434,722	$15,691,228

26	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other gains	$814,370	(a)
Unrealized appreciation/(depreciation)	15,606,774	(b)

Total accumulated earnings/(deficit)	$16,421,144

(a)

During the year ended July 31, 2010, the Fund utilized $8,476,193 of capital loss carryforward to offset current year net realized capital gains. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2010, the Fund deferred to August 1, 2010 post-October currency losses of $10,279.

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales.

During the current year, permanent differences primarily due to foreign currency transactions and the tax treatment of Passive Foreign Investment Companies, resulted in a net decrease in distribution in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	27

Notes to Financial Statements

derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2010		2009	2008		2007		2006

Net asset value, beginning of period	$ 12.54		$ 21.04	$ 25.78		$ 16.19		$ 13.16

Income From Investment Operations
Net investment income(a)	.02		.10	.15	(b)	.04	(b)	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84		(4.60)	(3.00)		10.72		2.98

Net increase (decrease) in net asset value from operations	.86		(4.50)	(2.85)		10.76		3.10

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.14)	(.09)		(.10)		(.06)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(3.86)	(1.80)		(1.07)		(.01)

Total dividends and distributions	(.11)		(4.00)	(1.89)		(1.17)		(.07)

Net asset value, end of period	$ 13.29		$ 12.54	$ 21.04		$ 25.78		$ 16.19

Total Return
Total investment return based on net asset value(c)	6.82%		(11.92)%	(13.00)%		69.53%		23.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,146		$80,444	$46,250		$62,614		$26,050
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.88	%(d)	2.02%	1.61%		1.63%		2.02	%(d)
Expenses, before waivers/ reimbursements	1.88	%(d)	2.02%	1.64%		1.71%		2.17	%(d)
Net investment income	.13	%(d)	.95%	.57	%(b)	.19	%(b)	.85	%(b)(d)
Portfolio turnover rate	86%		105%	46%		43%		48%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	29

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 11.54		$ 19.78		$ 24.43		$ 15.41		$ 12.56

Income From Investment Operations
Net investment income (loss)(a)	(.10)		(.06)		(.04	)(b)	(.11	)(b)	– 0	–(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80		(4.32)		(2.81)		10.20		2.86

Net increase (decrease) in net asset value from operations	.70		(4.38)		(2.85)		10.09		2.86

Less: Dividends and Distributions
Dividends from net investment income	(.04)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(3.86)		(1.80)		(1.07)		(.01)

Total dividends and distributions	(.04)		(3.86)		(1.80)		(1.07)		(.01)

Net asset value, end of period	$ 12.20		$ 11.54		$ 19.78		$ 24.43		$ 15.41

Total Return
Total investment return based on net asset value(c)	6.04%		(12.59	) %	(13.66	) %	68.40%		22.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,577		$12,000		$18,382		$26,697		$16,697
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.67	%(d)	2.92%		2.32%		2.36%		2.79	%(d)
Expenses, before waivers/ reimbursements	2.67	%(d)	2.92%		2.36%		2.45%		2.94	%(d)
Net investment loss	(.82	)%(d)	(.55)%		(.16	)%(b)	(.54	)%(b)	(.02	)%(b)(d)
Portfolio turnover rate	86%		105%		46%		43%		48%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.50	$ 19.73	$ 24.37	$ 15.38	$ 12.53

Income From Investment Operations
Net investment income (loss)(a)	(.09)	(.05)	(.03	)(b)	(.10	)(b)	– 0	–(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80	(4.32)	(2.81)	10.16	2.86

Net increase (decrease) in net asset value from operations	.71	(4.37)	(2.84)	10.06	2.86

Less: Dividends and Distributions
Dividends from net investment income	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(3.86)	(1.80)	(1.07)	(.01)

Total dividends and distributions	(.04)	(3.86)	(1.80)	(1.07)	(.01)

Net asset value, end of period	$ 12.17	$ 11.50	$ 19.73	$ 24.37	$ 15.38

Total Return
Total investment return based on net asset value(c)	6.15%	(12.56)%	(13.66)%	68.34%	22.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,975	$16,211	$25,388	$31,363	$15,266
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.64	%(d)	2.88%	2.32%	2.34%	2.75	%(d)
Expenses, before waivers/ reimbursements	2.64	%(d)	2.88%	2.35%	2.42%	2.91	%(d)
Net investment income (loss)	(.76	)%(d)	(.51)%	(.14	)%(b)	(.50	)% (b)	.02	%(b)(d)
Portfolio turnover rate	86%	105%	46%	43%	48%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	31

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2010		2009	2008		2007		2006

Net asset value, beginning of period	$ 12.88		$ 21.54	$ 26.36		$ 16.52		$ 13.43

Income From Investment Operations
Net investment income(a)	.05		.04	.23	(b)	.07	(b)	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.88		(4.60)	(3.09)		10.98		2.98

Net increase (decrease) in net asset value from operations	.93		(4.56)	(2.86)		11.05		3.20

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.24)	(.16)		(.14)		(.10)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(3.86)	(1.80)		(1.07)		(.01)

Total dividends and distributions	(.15)		(4.10)	(1.96)		(1.21)		(.11)

Net asset value, end of period	$ 13.66		$ 12.88	$ 21.54		$ 26.36		$ 16.52

Total Return
Total investment return based on net asset value(c)	7.18%		(11.65)%	(12.82)%		70.01%		24.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,052		$3,987	$7,100		$10,013		$4,134
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.63	%(d)	1.87%	1.31%		1.32%		1.74	%(d)
Expenses, before waivers/ reimbursements	1.63	%(d)	1.87%	1.34%		1.40%		1.90	%(d)
Net investment income	.37	%(d)	.39%	.85	%(b)	.35	%(b)	1.54	%(b)(d)
Portfolio turnover rate	86%		105%	46%		43%		48%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Greater China ’97 Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Greater China ’97 Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Greater China ’97 Fund, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 24, 2010

34	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended July 31, 2010, the Fund designates the maximum percentage allowable but no more than 100% of the ordinary income dividends paid during the fiscal year as qualified dividend income.

The Fund also designates the maximum amount allowable but no more than $153,849 as eligible for the foreign tax credit and the associated foreign gross income of $1,584,879 in accordance with Section 853 of the Internal Revenue Code of 1986, as amended.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	35

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr. (1), Chairman

David H. Dievler(1)

Garry L. Moody(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Stephen M. Beinhacker (2), Vice President

Richard Chow(2) , Vice President

Vernon K. Yu(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Hong Kong/China Portfolio Oversight Group. Mr. Stephen M. Beinhacker, Mr. Richard Chow and Mr. Vernon K. Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, + 78 (1997)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	96	None

David H. Dievler, # 80 (1997)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”), (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of the American Institute of Certified Public Accountants since 1953.	1	None

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	37

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

38	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith, 50	President and Chief Executive Officer	Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and head of AllianceBernstein Investments , Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he has been associated since prior to 2004.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Stephen M. Beinhacker, 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Richard Chow, 39	Vice President	Senior Vice President of AllianceBernstein Limited,** and Vice President of the Adviser,** with which he has been associated since prior to 2005.

Vernon K. Yu, 41	Vice President	Vice President of the Adviser,** and Research Analyst of AllianceBernstein Hong Kong Limited,** with which he has been associated since January 2005. Prior thereto, he was a Senior Investment Manager with HSBC Asset Management since prior to 2005.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2005.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	39

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Stephen Woetzel, 38	Controller	Vice President of ABIS,** with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS, AllianceBernstein Limited and AllianceBernstein Hong Kong Limited are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

40	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Greater China ‘97 Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	41

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary

42	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for the 1-, 3-, 5- and 10-year periods ended January 31, 2010, and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital Investment Golden Dragon Index (Net) (the “Index”) for the 1-, 3- and 5-year periods. The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period and 2nd out of 3 of the Performance Group and 3rd out of 4 of the Performance Universe for the 10-year period, and that the Fund underperformed the Index in the 1- and 3-year periods and outperformed the Index in the 5-year period. The directors noted the small number of funds in the Performance Group. They reviewed and discussed with the Adviser the reasons for the Fund’s performance and noted changes in the personnel managing the Fund’s portfolio. The directors concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	43

fee schedule applicable to the Fund, although the initial rates in the institutional fee schedule were higher, and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate higher than that in the Fund’s Advisory Agreement (excluding the impact of the 15 basis point expense reimbursement to the Adviser pursuant to the Advisory Agreement; including the impact would result in the same fee rate). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 15 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was higher than the Expense Group and the Expense Universe medians. The directors noted that the Fund’s small asset base impacted the expense ratio (the Expense Group median was approximately 50% larger than the Fund’s asset base), and that the Fund’s Class A 12b-1 fee is higher than the Expense Group median, contributing to the Fund’s relatively high expense ratio as compared to such median. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses

44	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

of the AllianceBernstein Funds generally. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	45

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Greater China ‘97 Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

46	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$66.8	Greater China ‘97 Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $97,668 (0.15% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. Set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:4

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (as of 01/31/10)[5]		Fiscal Year End
Greater China ‘97 Fund, Inc.	Advisor Class A Class B Class C	2.20 2.50 3.20 3.20	% % % %	1.57 1.79 2.62 2.59	% % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	47

certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee

6	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

48	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:7

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Greater China ‘97 Fund, Inc.	$66.8	India Growth & Greater China Growth 100 bp on 1st $25 million 90 bp on next $25 million 75 bp on the balance Minimum Account Size: $25m	0.900%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Greater China Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Fund	Fee
Greater China Portfolio
Class A	2.00%
Class I (Institutional)	1.20%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Fund’s ranking with respect to the proposed

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	49

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Greater China ‘97 Fund, Inc.	0.750	1.125	1/8

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expanse caps that would effectively reduce the actual effective management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

50	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Greater China ‘97 Fund, Inc.	2.021	1.936	6/8	1.940	9/13

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	51

the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,930, $357,099 and $36,235 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $105,579 in fees from the Fund.15

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $365 under the offset agreement between the Fund and ABIS.

52	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	53

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2010.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	57.52	60.82	62.19	8/8	14/15
3 year	-1.54	4.55	4.57	8/8	11/11
5 year	11.68	15.10	15.69	4/4	6/6
10 year	6.94	6.94	9.05	2/3	3/4

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Greater China ‘97 Fund, Inc.	57.52	-1.52	11.68	6.94	6.44	27.40	0.44	5
MSCI Golden Dragon Index (Net)	65.20	2.99	11.06	N/A	N/A	26.54	0.42	5
Inception Date: September 3, 1997

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

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Conservative Wealth Strategy*

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Global & International

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Greater China ‘97 Fund

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Value Funds

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Equity Income Fund*

Value Fund

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2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
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2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GREATER CHINA ’97 FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GC-0151-0710

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Greater China	2009	$32,240	$1,650	$10,084
	2010	$29,000	$—	$12,877

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Greater China	2009	$713,449	$255,580
			$(245,496)
			$(10,084)
	2010	$605,824	$140,592
			$(127,715)
			$(12,877)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Greater China ‘97 Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: September 28, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: September 28, 2010